Exhibit 99.1

May 2016 1

May 2016 2 Forward Looking Statements This presentation may include "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward - looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify for ward - looking statements. All forward - looking statements involve risks, uncertainties and contingencies, many of which are beyond Flamel's control and could cause actual results to differ materially from the results contemplated in such forward - looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz ® and Vazculep ® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices w e c harge for those products; the possibility that we could fail to successfully complete the research and development for the two pipe lin e products we are evaluating for potential application to the FDA pursuant to our "unapproved - to - approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of ou r products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and mar ket such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delive ry platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the oth er risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, includin g o ur annual report on Form 10 - K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Flamel undertakes no obligation to update its forward - looking statements as a result of new information, future events or otherwise, except as required by law.

May 2016 3 Investment Highlights • Strong financial position – profitable with strong cash flow & balance sheet ▪ $173.2 million in product revenues in 2015 ▪ $ 84.3 million cash flow from operations generated in 2015; no debt • Initiating Phase III pivotal trial using Micropump ® sodium oxybate in 2016 ▪ Current market size in excess of $900 million • Expanding commercial product portfolio: ▪ 7 FDA approved products from Éclat Portfolio & FSC Pediatrics acquisition • Robust pipeline with strong IP protection – ongoing projects include: ▪ LiquiTime ® for OTC and Rx ▪ Trigger Lock ™ hydromorphone ▪ Medusa ™ exenatide Mission: To build a diversified specialty pharmaceutical company that controls 100% of its drug development and future

May 2016 4 Flamel Technologies Transformed Est. as a drug delivery & formulation company 1990 2007 Coreg CR® using Micropump ® receives FDA approval (GSK partnered product) 2012 Flamel acquires Éclat Pharmaceuticals 2013 FDA approval for Bloxiverz ® 2014 FDA approval for Vazculep ® M anufacturing facility in Pessac sold Intellectual Property transferred to Ireland 2015 LiquiTime ® licensed to Perrigo for OTC $173.2 million in product revenue; $84 million in cash from operations 2016 Acquires FSC Pediatrics FDA approval of Akovaz ™ Transition from an unprofitable stand alone drug delivery company to a diversified specialty pharma company that is profitable and cash flow positive

May 2016 5 2016 Expectations • Commence patient registration & dosing for pivotal study of Micropump ® sodium oxybate by mid year • Complete cross border merger to Ireland • Launch Akovaz ™ (Approved on April 29, 2016) • Integrate & market newly acquired FSC Pediatrics’ products • Begin licensing discussions for Trigger Lock™ platform • Report data from Phase 1b study with Medusa™ exenatide in patients • Begin development of UMD #4 1 Achieve total product sales of $110 - 130 million 1 UMD is Flamel’s Unapproved Marketed Drugs Strategy, which takes unapproved drugs through the FDA approval process. These products are not protected by IP and are subject to generic filers.

Current Pipeline

Drug/ Technology	Indication	Proof of Concept	Pilot	Pivotal	Under Review	Approved
UMD #4	Undisclosed					
Sodium oxybate/ Micropump®	Narcolepsy					
Ibuprofen / LiquiTime®	Pain / Fever					
Guaifenesin / LiquiTime®	Respiratory					
Hydromorphone / Trigger Lock™	Pain					
Exenatide/Medusa™	Diabetes					

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May 2016 7 FT218 Overview • Extended release oral solid formulation of sodium oxybate using Micropump ® • Studied in 40 healthy volunteers across 2 studies • Standard of care: Jazz’s Xyrem ® dosed 2x nightly ▪ Improved formulation needed: Micropump ® profile consistent with target of 1x dose before bedtime • Announced submission of SPA and IND on March 31, 2016 • Next step: Initiate patient registration and begin pivotal study Market Opportunity • Jazz’s Xyrem ® FY 2015 sales were $ 955 . 2 million * • >~ 178 , 000 narcoleptic patients in the U . S . * • Jazz reports < 13 , 000 patients on treatment * • Limited competition to date Micropump ® Sodium Oxybate (F T218) * GlobalData & JAZZ’s 4Q’15 e a rnings call

May 2016 8 FT227 Overview • Abuse - deterrent, extended - release, oral hydromorphone product for treatment of pain – technology is applicable to all opioids • Positive results from two pilot PK studies in healthy volunteers announced in June 2015 • Next step : Continue dialogue with FDA regarding pivotal study in 1 H 2016 ; begin partnering discussions Market Opportunity • U.S. market for prescription painkillers (all forms) in 2015: $6.5 billion 1 • OxyContin® (extended - release oxycodone, Purdue) : $ 2 . 1 billion 1 • ER hydromorphone ( Exalgo ® & generics) $ 138 million 1 • Opioid prescriptions grew from ~ 76 million in 1991 to ~ 207 million in 2013 2 • ~ 2 . 1 million people suffered from substance use disorders related to prescription opioids 2 Trigger Lock ™ Hydromorphone ( FT227 ) 1 IMS data 2 “America’s Addiction to Opioids: Heroin and Prescription Drug Abuse” (National Institute on Drug Abuse, May 14, 2014)

May 2016 9 FT228 Overview • Subcutaneous injection formulation of exenatide , a GLP - 1 (glucagon - like peptide – 1 ) for treatment of Type 2 diabetes • Interim Phase I human clinical data reported in December 2015 • PK profile compatible with a release over one week in humans • Next step : Complete Phase 1 b study in 1 H 2016 Market Opportunity • Market opportunity: GLP - 1 products recorded $3.9 billion* of sales: • $2.5 million for Victoza ® (once a day liraglutide , Novo Nordisk) • $736 million for Bydureon ® (once - a - week exenatide , AstraZeneca) • $319 million for Byetta ® (twice - a - day exenatide , AstraZeneca) Medusa™ Exenatide ( FT228) * IMS – U.S. sales in 2015

May 2016 10 Overview • Extended release liquid oral suspension for more convenient and improved dosing with a focus on pediatric and geriatric markets • Exclusive U . S . rights licensed to Perrigo for the OTC drug market : development ongoing • Flexible capability allows for the combination of multiple active ingredients Market Opportunity • Cough and cold U . S . market is estimated at $ 6 . 5 billion annually 1 • Potential for liquid prescription products is largely untapped LiquiTime ® Platform Overview 1 IMS – U.S. sales

May 2016 11 Marketed Products

Éclat Portfolio Products


Bloxiverz

Bloxiverz® (neostigmine methylsulfate injection)

- Indication: Reverses neuromuscular blockades used in surgical procedures
- 1 of 3 approved versions; ~ 4 million vials sold annually in the U.S.*

Vazculep® (phenylephrine hydrochloride injection)

- Indication: Treatment of hypotension resulting primarily from vasodilation in the setting of anesthesia
- Form: 1 mL single use vials, 5 mL and 10 mL
  - 1mL vial – **5.7** million   5mL vial – **1.2** M   10mL vial – **0.2** million


Vazculep


Akovaz™
(Ephedrine Sulfate Injection, USP)
(50 mg/mL)

Akovaz™ (ephedrine sulfate injection)

- Indication: Treatment of hypotension clinically important hypotension occurring in the setting of anesthesia
- ~ 5 million vials sold annually in the U.S.

* *IMS data*

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May 2016 13 FSC Acquisition • Commercial stage specialty pharmaceuticals company headquartered Charlotte, NC • Provides 4 commercial stage assets to be marketed by 45 person salesforce • Positions Flamel as a more attractive business partner for potential pediatric and geriatric assets • Fixed acquisition price totals $20.25 million paid over a five year period • $1 million annually for five years • Final payment in January 2021 of $15.0 million • Expected 2016 revenues to approximate $10 - $15 million In line with Company’s strategy to become a fully integrated global specialty pharmaceutical company

May 2016 14 FSC Products • Indication: Perennial allergic rhinitis in children 2 years of age and older • Patent protection through March 2029 • Rx antihistamine market size in U.S. ~ $11M • Indication: 2nd generation Cephalosporin covering a variety of common pathogens • For children as young as 1 year • U.S. Market for Cephalosporin ~ $300M • Indication: Treatment of GERD in pediatric patients aged 1 - 11 years • Proton Pump Inhibitor (PPI) • Market size in U.S. ~ $110M • Indication: Collapsible asthma spacer for use with metered dose inhalers (MDIs) • Patent protection through March 2028 • Market size in U.S. ~ $50 M

May 2016 15 Strong Intellectual Property Platform US Europe Micropump® July 2027 July 2023 LiquiTime® September 2025 April 2023 Trigger Lock™ April 2027 May 2026 (pending) Medusa™ June 2031 June 2027 (pending) Product US Karbinal ™ ER March 2029 AcipHex ® Sprinkle™ September 2016 Flexichamber ® March 2028 Patent Protection Through..

May 2016 16 Seasoned Senior Management Name Title Experience Michael S. Anderson Chief Executive Officer 40+ years Pharma Sandy Hatten Senior Vice President, Quality and Regulatory Affairs 30+ years Pharma Phillandas T. Thompson, J.D., M.B.A. Senior Vice President, General Counsel 16+ years Legal Mike Kanan Senior Vice President and Chief Financial Officer 30+ years Financial Gregory J. Davis Vice President, Corporate and Business Development 20+ years Pharma David Monteith, Ph.D. Vice President, Research and Development 25+ years Pharma Dhiren D’Silva Vice President of Irish and European Operations 19+ years Business

May 2016 17 Key Financial Metrics (Unaudited) Income Statement Metrics Twelve months ended December 31, 2015 2014 Revenue $ 173.2 $14.8 COGS (10.9) (3.4) R&D (25.6) (17.3) SG&A (21.7) (15.7) Acquisition Earn - Out Payments/Accruals (32.2) (1.7) Adj Op. Profit (Loss) * 82.8 (23.3) Adj. Net Income (Loss) * 43.1 (24.6) Adjusted Diluted EPS * 0.99 (0.68) * = Non - GAAP. See Reconciliation of Non GAAP to GAAP in Appendix Balance Sheet Metrics At December 31, 2015 2014 Cash & Marketable Securities $ 144.8 $92.8 Goodwill & Intangible Assets 34.3 46.9 Long - term Contingent Consideration Liability 122.7 114.8 In Millions USD, Except P er S hare D ata: Cash Flow Metrics Twelve months ended December 31, 2015 2014 Free Cash Flow * $ 58.1 ($13.7)

May 2016 18 Flamel Technologies Transformed • Strong financial condition - profitable with strong cash flow and balance sheet • Seven FDA approved products • Experienced management team • Robust pipeline with extensive IP protection Mission: To build a diversified specialty pharmaceutical company that controls 100% of its drug development and future

May 2016 19 Appendix

May 2016 20 Reconciliation of Non GAAP to GAAP Results

May 2016 21 Diversified and Proven Drug Delivery Platforms • Outstanding drug delivery platforms to tackle key challenges in the formulation, in various dosage forms (e . g . capsules, tablets, sachets or oral liquid suspensions ; or injectable for subcutaneous administration) of a broad range of drugs (already - marketed , off - patent or novel) Micropump, LiquiTime, Trigger Lock and Medusa are trademarks of Flamel Ireland Ltd. Modified/Controlled Release of Solid Oral Drugs Modified/Controlled Release of Liquid Oral Drugs Abuse - Resistant Modified/Controlled Release Narcotics/Opioid Analgesics Modified/Controlled Release of Injectable Drugs

May 2016 22 Micropump® Platform a t a Glance • Extended/delayed - release of drugs in the GI tract • Precise pharmacokinetics of single or combination of drugs in various formats • Numerous Micropump® - based products successfully tested in human clinical trials Various dosage forms (tablet, capsule, sachet, liquid) Commercial stage platform approved in the USA and EU Widely used and accepted excipients Rapid development time Combination of multiple release profiles and/or multiple active ingredients Taste - masking properties Easy to scale - up Strong IP position

May 2016 23 • Microparticles are dispersed in the stomach and pass into the small intestine, after which each microparticle releases the drug at an adjustable rate and over an extended period of time (up to 24 hours) • Drug released at an adjustable rate controlled and/or delayed • Micropump® microparticles can be used separately or together to provide highly specialized delivery profiles Micropump Microparticles for Controlled/Modified Release Granules drug granulate or layered neutral core

May 2016 24 LiquiTime® Platform at a Glance LiquiTime® is a novel, proprietary and innovative delivery platform allowing the stable L iquid and controlled release formulation of one or several combined drugs over Time LiquiTime® meets challenges faced in the treatment of pediatric and geriatric patients and patient populations who have difficulty swallowing tablets or capsules, and may provide better patient compliance LiquiTime’s versatility allows once - or twice - daily liquid formulations of a wide variety of drugs This graph illustrates the different near zero - order release profiles which can be tailored for the same drug

LiquiTime® for Extended-Release Liquid Suspension

Liquid suspension contains small coated drug microparticles
A dose typically contains 5,000 to 50,000 particles





ER microparticles are suspended in the liquid medium


DRUG
POLYMER COATING
150-500 µm

Granules
drug granulate or layered neutral core

Coating
- controls diffusion
- keeps its integrity
- offers good resistance to stress

Each microparticle is individually coated and behaves as an independent micro reservoir

FLAMEL technologies
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Trigger Lock™ Platform at a Glance

Trigger Lock™ is a proprietary and innovative delivery platform that enables the controlled release of narcotic and opioid analgesics while deterring their abuse

Trigger Lock™ successfully addresses the issues of narcotic/opioid analgesics tampering:

- ✓ The sustained release Micropump®-based microparticles are resistant to crushing: each microparticle retains its polymer coating which is virtually impervious to further crushing
- ✓ Trigger Lock™ resists extraction attempts (even in boiling liquids) with beverages (alcoholic or not) preventing injection
- ✓ Trigger Lock™ preserves the bioavailability of the narcotic/opioid analgesics
- ✓ Trigger Lock™ is compatible with different dosage forms (capsules, tablets)

FLAMEL technologies
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Trigger Lock™ SR Microparticles for Abuse Resistance

1. **Drug loaded Micropump® microparticles**
   Sustained Release (SR) microparticles which are resistant to crushing

2. **Viscosifying ingredient(s)**
   To prevent abuse by injection after extraction in a small volume of solvent

3. **Quenching ingredient(s)**
   To prevent extraction in large volumes of liquid



- **Each microparticle retains its polymer coating which is virtually impervious to further crushing**

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May 2016 28 Medusa Depot Solubilization and stabilization of drugs Applicable to a wide range of small molecules, peptide and protein drugs Safe, non - immunogenic and fully biodegradable Sustained delivery from 1 to 7 days in human Combination of several different drugs in the same formulation Bio - friendly, water - based, solvent - free formulation process Strong IP position Medusa™ Platform at a Glance

May 2016 29 Medusa ™ Depot for Injection COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + COO - Na + Vitamin E Polyglutamate chain Drug solution or powder Formulation by simple mixing in water Non - covalent association ( reversible hydrophobic and/or electrostatic interaction) of the drug with Medusa™ nanoparticles Injection In vivo depot formation 1 2 3 Sustained release of the unmodified drug over 1 to 7 days * * * Water clear liquid Solution Or Freeze - dried In Vitro In Vivo • Made of polyglutamic acid and Vitamin E • Amphiphilic and spontaneously forms stable nanoparticles in water • Complexes are stable over a wide range of pH

May 2016 30 Headquarters 33 avenue du Dr . Georges Levy 69200 Vénissieux (Lyon) France U . S . Commercial Operations 16640 Chesterfield Grove Road, Suite 200 Chesterfield, MO Corporate Contact Phone : + 33 472 783 434 Fax : + 33 472 783 435 E - mail : licensing@flamel . com Specialty Pharmaceutical Company with Proprietary Drug Delivery Platforms Focused on Improved or Cost - Effective Products Phone: 636 449 1830 Fax: 636 449 1850